UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 25, 2024

TEXAS INSTRUMENTS INCORPORATED
(Exact name of registrant as specified in charter)

Delaware	001-03761	75-0289970
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)
12500 TI Boulevard
Dallas, Texas 75243
(Address of principal executive offices)
Registrant’s telephone number, including area code: (214) 479-3773

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00	TXN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 25, 2024, at the annual meeting of stockholders of Texas Instruments Incorporated (the “Company”), stockholders of the Company approved the Texas Instruments 2024 Long-Term Incentive Plan (the “2024 Plan”), which had previously been approved by the Board of Directors of the Company, subject to stockholder approval. A description of the 2024 Plan contained under the caption “Proposal to approve the Texas Instruments 2024 Long-Term Incentive Plan” in the Company’s Proxy Statement dated March 12, 2024, is incorporated herein by reference. The foregoing description of the 2024 Plan does not purport to be complete and is qualified in its entirety by reference to the text of the 2024 Plan, a copy of which is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

ITEM 5.07.    Submission of Matters to a Vote of Security Holders.

At the annual meeting of stockholders held on April 25, 2024, the stockholders elected the Board of Directors of Texas Instruments Incorporated and voted upon the proposals contained within our Proxy Statement dated March 12, 2024.

The Board nominees were elected with the following vote:

Nominee	For	Against	Abstentions	Broker Non-Votes
Mark A. Blinn	725,626,501	25,571,032	1,346,091	68,974,451
Todd M. Bluedorn	713,690,887	36,450,312	2,402,425	68,974,451
Janet F. Clark	740,550,653	10,739,499	1,253,472	68,974,451
Carrie S. Cox	689,240,581	61,989,543	1,313,500	68,974,451
Martin S. Craighead	719,805,260	31,418,036	1,320,328	68,974,451
Reginald DesRoches	747,551,269	3,684,065	1,308,290	68,974,451
Curtis C. Farmer	746,840,226	4,348,191	1,355,207	68,974,451
Jean M. Hobby	718,707,855	32,572,792	1,262,977	68,974,451
Haviv Ilan	740,781,163	10,540,315	1,222,146	68,974,451
Ronald Kirk	734,848,712	16,451,671	1,243,241	68,974,451
Pamela H. Patsley	678,619,748	72,672,404	1,251,472	68,974,451
Robert E. Sanchez	721,022,268	30,202,223	1,319,133	68,974,451
Richard K. Templeton	710,310,015	41,186,593	1,047,016	68,974,451

The stockholders voted on the following proposals and cast their votes as described below:

Proposal	For	Against	Abstentions	Broker Non-Votes
Board proposal to approve the Texas Instruments 2024 Long-Term Incentive Plan	721,436,117	29,637,238	1,470,269	68,974,451

Proposal	For	Against	Abstentions	Broker Non-Votes
Board proposal regarding advisory approval of the company’s executive compensation	641,237,914	109,230,095	2,075,615	68,974,451

Proposal	For	Against	Abstentions	Broker Non-Votes
Board proposal to ratify the appointment of Ernst & Young LLP as the company’s independent registered public accounting firm for 2024	759,853,792	54,031,301	7,632,982	—

Proposal	For	Against	Abstentions	Broker Non-Votes
Stockholder proposal to permit a combined 15% of stockholders to call a special meeting	349,650,991	401,295,788	1,596,845	68,974,451

Proposal	For	Against	Abstentions	Broker Non-Votes
Stockholder proposal to report on due diligence efforts to identify risks associated with product misuse	142,820,568	602,323,672	7,399,384	68,974,451

ITEM 9.01.    Exhibits.

Designation of Exhibit in this Report	Description of Exhibit

10.1
Texas Instruments 2024 Long-Term Incentive Plan (incorporated by reference to Exhibit 99.1 to the Company’s Registration Statement on Form S-8 dated April 26, 2024, filed with the SEC on April 26, 2024).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS INSTRUMENTS INCORPORATED

Date: April 26, 2024	By:	/s/ Cynthia Hoff Trochu
Cynthia Hoff Trochu
Senior Vice President, Secretary and
General Counsel